Award Timing Disclosure	12 Months Ended
Dec. 31, 2025
Award Timing Disclosures [Line Items]
Award Timing Method	As a general matter, the Compensation Committee makes compensatory equity grants no more frequently than quarterly on March 1, June 1, September 1 and December 1 of each year. As deemed necessary to meet business needs, the Compensation Committee or the Board may grant equity awards outside of these regularly scheduled dates. The Compensation Committee followed this schedule in 2025 and made the March 1, 2025 equity grants described above to each of our NEOs. We have not granted stock options, stock appreciation rights, or similar instruments to a director or employee since 2019. In some limited instances, we grant cash-settled stock appreciation rights outside of our 2015 Plan to international contractors. The Compensation Committee has typically determined to grant these awards on October 1 of each year
Award Timing Predetermined	true
Award Timing MNPI Considered	false